UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): August 26, 2014

CHINA BIOLOGIC PRODUCTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34566	75-2308816
(State or other jurisdiction of	(Commission File No.)	(IRS Employer ID No.)
incorporation or organization)

18th Floor, Jialong International Building
19 Chaoyang Park Road
Chaoyang District, Beijing 100125
People’s Republic of China

(Address of Principal Executive Offices)

86-10-6598-3166

Registrant's telephone number, including area code

____________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On August 26, 2014, the board of directors (the “Board”) of China Biologic Products, Inc. (the “Company”), acting upon the recommendation of the compensation committee of the Company (the “Compensation Committee”), approved and authorized the issuance of an aggregate of 269,500 shares of restricted stock under the 2008 Equity Incentive Plan to employees of the Company, including:

•	80,000 shares of the Company’s restricted stock to Mr. David (Xiaoying) Gao, Chief Executive Officer and Chairman of the Board;

•	30,000 shares of the Company’s restricted stock to Mr. Ming Yang, Chief Financial Officer;

•	20,000 shares of the Company’s restricted stock to Mr. Ming Yin, Senior Corporate Vice President;

•	20,000 shares of the Company’s restricted stock to Mr. Gang Yang, Corporate Vice President and the General Manager of Guizhou Taibang Biological Products Co., Ltd., a majority-owned subsidiary of the Company;

•	5,000 shares of the Company’s restricted stock to Ms. Zhijing Liu, Corporate Vice President; and

•	an aggregate of 114,500 shares of the Company’s restricted stock to other employees.

The restricted stock granted to each of the employees will vest annually over a 4-year period in four equal portions, with the first portion vesting on the one year anniversary of the grant date.

The Board also approved and authorized the issuance of an aggregate of 37,000 shares of the Company’s restricted stock to non-executive directors, of which 6,000 shares of the Company’s restricted stock to Mr. Wenfang Liu, 9,000 shares of the Company’s restricted stock to Mr. Yungang Lu, 10,000 shares of the Company’s restricted stock to Mr. Sean Shao, 6,000 shares of the Company’s restricted stock to Mr. Zhijun Tong, and 6,000 shares of the Company’s restricted stock to Mr. Albert (Wai Keung) Yeung. The restricted stock granted to each of the non-executive directors will vest annually over a 2-year period in two equal portions, with the first portion vesting on the one year anniversary of the grant date.

The Company entered into a restricted stock grant agreement with each of the aforementioned grantees on August 26, 2014.

There is no family relationship between any directors or executive officers of the Company named above. In addition, there has been no transaction, nor is there any currently proposed transaction, between the Company and any of the directors or executive officers of the Company named above that would require disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 27, 2014	CHINA BIOLOGIC PRODUCTS, INC.

	By:	/s/ David (Xiaoying) Gao
David (Xiaoying) Gao
Chief Executive Officer